UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
 FORM 8-K
_________________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2025
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
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Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Wyman Street, Waltham, MA 02451
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 12, 2025, Pegasystems Inc. issued a press release announcing its financial results for the fourth quarter and full-year 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 8.01    OTHER EVENTS
Board Approval of Stock Split and Authorized Share Increase
On February 12, 2025, the board of directors (the “Board”) of Pegasystems Inc. (the “Company”) approved a two-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”), to be effected as a stock dividend. The Board also approved a proportionate increase in the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Authorized Share Increase”). The Stock Split and the Authorized Share Increase are subject to stockholder approval of an amendment to the Company’s Restated Articles of Organization (the "Charter Amendment”) and the filing of the Charter Amendment with the Secretary of State of the Commonwealth of Massachusetts.
The Company intends to include a proposal seeking stockholder approval of the Charter Amendment at the Company’s upcoming annual meeting of stockholders, to be held on June 17, 2025 (the “2025 Annual Meeting”). If the Company’s stockholders approve the Charter Amendment, the Company expects to file the Charter Amendment, and to implement the Stock Split and the Authorized Share Increase, promptly following the 2025 Annual Meeting.
Following stockholder approval and the filing and effectiveness of the Charter Amendment, every one share of Common Stock outstanding on June 10, 2025, the record date for the Stock Split, will receive one additional share of Common Stock for each share of Common Stock held on the record date, with the distribution expected to occur on June 20, 2025. The Company expects that its Common Stock will begin trading on a post-split basis on June 23, 2025.
As a result of the Stock Split, proportionate adjustments will be made to the number of shares of Common Stock issuable under the Company’s equity incentive plans and the number of shares underlying outstanding equity awards, as well as to the exercise price of any outstanding stock options.
The Board reserves the right to abandon the Stock Split and the Authorized Share Increase at any time prior to effectiveness of the Certificate of Amendment, even if approved by the stockholders.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in connection with the proposal to approve the Charter Amendment (the “Charter Amendment Proposal”) to be submitted to the Company’s stockholders at the 2025 Annual Meeting. This Current Report on Form 8-K (this “Current Report”) does not contain all the information that should be considered by Company stockholders concerning the Charter Amendment Proposal and is not intended to form the basis of any voting decision in respect of the Charter Amendment Proposal. In connection with the Charter Amendment Proposal and the other matters to be considered at the 2025 Annual Meeting, the Company plans to file a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). Once available, stockholders and other interested persons are encouraged to read the definitive proxy statement and other relevant documents filed with the SEC. Investors and other interested parties will be able to obtain the proxy materials free of charge on the Company’s investor relations website, www.pega.com/about/investors, or on the SEC’s website, www.sec.gov.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Charter Amendment Proposal. Information regarding the directors and executive officers, including a description of their interests in the Company, can be found in the Company’s proxy materials to be filed in connection with the 2025 Annual Meeting, which will be available free of charge on the websites indicated above.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;

•the successful execution of investments in artificial intelligence;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•foreign currency exchange rates;
•potential legal and financial liabilities, as well as damage to our reputation, due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp.;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this press release represent our views as of February 12, 2025.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Pegasystems Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	February 12, 2025	By:	/s/ KENNETH STILLWELL
Kenneth Stillwell
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)